SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 23, 2007

Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752

(Address of principal executive offices)
(508) 357-2221

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1 UNDERWRITING AGREEMENT DATED MAY 23, 2007
EX-5.1 OPINION OF WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION
EX-99.1 PRESS RELEASE, DATED MAY 24, 2007

Item 1.01 Entry Into a Material Definitive Agreement
On May 23, 2007, Evergreen Solar, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lehman Brothers Inc., as representative of the several underwriters identified therein (collectively, the “Underwriters”), for the sale by the Company to the public of 15 million shares of its common stock, par value $0.01 per share (the “Shares”). The Shares are being sold to the public at a price of $8.25 per share. The offering is scheduled to close on May 30, 2007, subject to customary closing conditions. The Company has granted the Underwriters a 30-day option to purchase an additional 2.25 million shares of its common stock.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters for losses or damages arising out of or in connection with the sale of the Shares.
The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-138748) initially filed with the Securities and Exchange Commission (the “Commission”) on November 16, 2006, and the amendment thereto filed with the Commission on December 18, 2006, a preliminary prospectus supplement relating to the Shares dated May 15, 2007, and a final prospectus supplement relating to the Shares dated May 23, 2007.
A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement.
Item 8.01 Other Events
The Company’s press release announcing the pricing of the public offering described in Item 1.01 is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
Item 9.01 Financial Statement and Exhibits
(d)	Exhibits

1.1	Underwriting Agreement dated May 23, 2007.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 above).

99.1	Press Release, dated May 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer and Secretary

Dated: May 24, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated May 23, 2007.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1 above).
99.1	Press Release, dated May 24, 2007.